UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2014
(Date of earliest event reported)

Legend Oil and Gas, Ltd.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-49752 (Commission File Number)	84-1570556 (IRS Employer Identification No.)

1218 Third Avenue, Suite 505 Seattle, Washington (Address of Principal Executive Offices)	98101 (Zip Code)

(206) 910-2687
(Registrant’s telephone number, including area code)

______________________________________________
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                         Exhibits

Exhibit 99.1                      Evaluation report on oil and gas properties located in Woodson County, Kansas and Crawford County, Kansas, as of December 31, 2013 and dated March 16, 2014, from KLH Consulting.

Exhibit 99.2                      Evaluation report on oil and gas properties located in Alberta and British Columbia, Canada, as of December 31, 2013 and dated March 18, 2014, from InSite Petroleum Consultants Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2014

LEGEND OIL AND GAS LTD.

By:	/s/ James Vandeberg
James Vandeberg, Vice President